Equity Incentive Plan	12 Months Ended
Dec. 31, 2016
Equity Incentive Plan [Abstract]
Equity Incentive Plan
20.      Equity Incentive Plan:

In March 2015, the Company adopted a 2015 equity incentive plan which replaced in full the 2006 Equity Incentive Plan.  The Company has reserved a total of 5,091,402 shares of common stock for issuance under the 2015 Equity Incentive Plan, consisting of 91,402 common shares that remained unissued under the 2006 Equity Incentive Plan plus an additional 5,000,000 common shares.  Under the terms of the 2015 Equity Incentive Plan, the compensation committee may grant new options exercisable at a price per common share to be determined by our board of directors but in no event less than fair market value as of the date of grant. The 2015 Equity Incentive Plan also permits the Company's compensation committee to award restricted stock, restricted stock units, non-qualified stock options, stock appreciation rights, dividend equivalent rights, unrestricted stock, and performance shares. The 2015 Equity Incentive Plan expires in March 2025.

The Company measures stock-based compensation cost at grant date, based on the estimated fair value of the award which is determined by the closing price of the Company's common stock traded on the NYSE on the grant date, and recognizes the cost as expense on a straight-line basis (net of estimated forfeitures) over the requisite service period. The expense is recorded in the general and administrative expenses in the accompanying consolidated statements of income. Aegean is incorporated in a non-taxable jurisdiction and accordingly, no deferred tax assets are recognized for these stock-based incentive awards.

All grants of non-vested stock issued under the 2015 Equity Incentive Plan are subject to accelerated vesting upon certain circumstances set forth in the 2015 Equity Incentive Plan.

The following table summarizes the status of the Company's non-vested shares outstanding for the years ended December 31, 2016 and 2015:

	Nonvested Stock	Weighted Average Grant Date Market Price
At December 31, 2014	1,849,749	$8.51
Granted	1,141,000	12.88
Vested	(1,023,266)	8.91
Forfeited	(1,500)	8.37
At December 31, 2015	1,965,983	11.05
Granted	1,316,000	6.60
Vested	(1,479,156)	8.85
Forfeited	(20,000)	12.93
At December 31, 2016	1,782,827	$9.21

The weighted average grant date fair value of shares granted during the years ended December 31, 2016, 2015 and 2014, were $8,686, $14,696 and $10,663, respectively.

The total fair value of shares at vesting date during the years ended December 31, 2016, 2015 and 2014 were $12,493, $14,556 and $7,462, respectively based on the closing share price at each vesting date.

Total compensation cost of $12,229, $10,042 and $8,774 was recognized and included under general and administrative expenses in the accompanying consolidated statements of income for the years ended December 31, 2016, 2015 and 2014, respectively.

As of December 31, 2016, there was $7,026 of total unrecognized compensation cost related to non-vested share-based compensation awards. This unrecognized compensation cost at December 31, 2016, is expected to be recognized as compensation expense over a weighted average period of 1.5 years as follows:

Amount
2017	$4,845
2018	1,882
2019	299
$7,026